MERRILL LYNCH INTERNATIONAL FUND
                              OF MERCURY FUNDS, INC.

                   Supplement dated December 13, 2005 to the
                       Prospectus dated September 19, 2005


Effective immediately, the following changes will be made to the Prospectus of Merrill Lynch International Fund (the "Fund").

The section captioned "About the Portfolio Management Team" appearing on page 10 of the Fund's Prospectus is amended as follows:

The description of the Fund's portfolio management team is deleted and the following description is inserted below the heading:

The Fund is managed by a team of investment professionals who participate in the team's research and stock selection process. Richard Turnill and Susan Chan are the Fund's portfolio managers and are primarily responsible for the day-to-day management of the Fund.


In addition, the section captioned "Management of the Fund - Merrill Lynch Investment Managers International Limited" appearing on page 37 of the Fund's Prospectus is amended as follows:

The description of the Fund's portfolio management team is deleted and replaced with the following description:

The Fund is managed by a team of investment professionals who participate in the team's research and stock selection process. Richard Turnill and Susan Chan are the Fund's portfolio managers and are primarily responsible for the day-to-day management of the Fund's portfolio and the selection of its investments. Mr. Turnill and Ms. Chan have been the Fund's portfolio managers since 2005. Mr. Turnill is a Managing Director of Merrill Lynch Investment Managers ("MLIM") and has been Head of the Investment Adviser's Global Equity Team since December 2005. He is responsible for overseeing all aspects of the investment process and the evolution of the team's strategy. He also chairs the team's Investment Group, which determines stock and sector strategy within the team's model. Mr. Turnill joined MLIM in 1996 as Group Economist and became a member of MLIM's Central Strategy Group in 1999. In 2001 he became Head of MLIM's Asset Allocation and Economics
Team and in 2004 was also appointed Chief Investment Officer for Merrill Lynch's Global Private Client discretionary business in the EMEA Pacific region. Ms. Chan is a Director of MLIM and a CFA charter holder. She joined MLIM in 1998 and after an initial attachment to the North American Equity
Team, joined the Global Team in 1999. Ms. Chan is the Team's
Telecommunications and Media Specialist and has prime responsibility for investments in this area and also has portfolio construction responsibilities for a number of global mandates. For more information about the portfolio managers' compensation, other accounts they manage and their ownership of Fund shares, please see the Statement of Additional Information.


Code # 19032-0905SUP